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                                  EXHIBIT 32.1

            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of iPayment Inc. (the "Company") on Form 10-K for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory S. Daily, Chief Executive Officer of the Company do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      - the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2006

          /s/ Gregory S. Daily
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             Gregory S. Daily
  President and Chief Executive Officer
      (Principal Executive Officer)